Exhibit 99.1

—Motive to file unaudited financial statements on September 5—

AUSTIN, Texas, August 29, 2007 – Motive, Inc. (OTC: MOTV), a leading provider of service management software for broadband and mobile data services, today announced that on Wednesday, September 5, 2007, it would file with the Securities and Exchange Commission a Form 8-K providing unaudited financial statements for the years ended December 31, 2005 and December 31, 2006, and interim financial statements, unaudited, for the six months ended June 30, 2007. The unaudited financial statements will include restated annual financial results for 2003 and 2004, and restated financial results for the six months ended June 30, 2005.

Motive said it intends to file unaudited financial statements each quarter under Form 8-K until it is able to file audited financial statements.

About Motive, Inc.

Motive provides service management software for broadband and mobile data services. Motive’s software is helping wireline, wireless, cable and satellite operators worldwide deliver a new generation of IP-based services that seamlessly integrate voice, video and data into a single, connected experience. With Motive, operators can leverage one service management platform to automate and remotely manage key customer touch points throughout the service lifecycle, across multiple services, networks and devices. The result is a consistent, unified experience for both customers and service providers that increases revenues from new and converged services, reduces fulfillment and support costs, and drives greater customer satisfaction and loyalty.

Motive and the Motive logo are trademarks or registered trademarks of Motive, Inc. All other products or services mentioned herein are trademarks of their respective holders.

Forward-Looking Statements This press release contains certain forward looking statements, within the meaning of the federal securities laws, which are identified by the use of the words “believes”, “expects”, “anticipates”, “will”, “contemplates”, “would”, “should”, “may”, “estimate”, “intend”, “plan” and similar expressions that contemplate future events. These forward-looking statements are subject to risks and uncertainties that could cause our actual results or performance to differ materially from that indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, anticipated customer demand for our products and services, our ability to successfully migrate to a “pay-as-you-go” business model, our ability to charge and collect amounts due from our customers, our concentrated customer base and our dependency on a small number of relatively large orders, our ability to attract and retain customers, our mix of perpetual and term licenses, the effect of the timing of recognition of revenue from our licensed products, our typically long sales cycle, our strategic alliance and distribution arrangements, the adequacy of our liquidity and capital resources, our ability to control expenses, the rapid pace of technological change, the strength of competitive offerings from other providers, our ability to market our products in new geographic areas, the compatibility of our software with hardware and software platforms that are used by our customers and their subscribers now or in the future, our ability to attract and retain key personnel, the intensely competitive nature of the market for our products and services, our ability to timely engage a new independent certified public accounting firm, our ability to timely complete the restatement of our historical financial results, our ability to timely complete our financial statements for the years ended December 31, 2005 and 2006 and for interim periods since December 31, 2006, and our ability to timely complete and file our delinquent SEC reports, the fact that our historical financial results are not finalized and are subject to change, the outcome of an ongoing the SEC investigation, the outcome of pending securities and shareholder derivative litigation, and those additional risk factors and uncertainties discussed in our filings with the Securities Exchange Commissions, which are available at www.sec.gov. Statements included in this press release are based upon information known to us as of the date of this press release, and we assume no obligation to update any information contained in this press release.

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For investors:

Mike Fitzpatrick

Motive, Inc.

(512) 531-1044 W

(512) 983-7065 M

Mike.fitzpatrick@motive.com